Bank of America Merrill Lynch 2018 Health Care Conference Reinventing Therapeutic Antibodies for the Treatment of Cancer May 17, 2018 Exhibit 99.1

Forward Looking Statements Special Note Regarding Forward-Looking Statements This presentation may contain projections and other forward-looking statements regarding future events. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, technology platform, development strategy, prospective products, preclinical and clinical pipeline and milestones, regulatory objectives, expected payments from and outcomes of collaborations, and likelihood of success, are forward-looking statements. Such statements are predictions only and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, among others, the costs, timing and results of preclinical studies and clinical trials and other development activities; the uncertainties inherent in the initiation and enrollment of clinical trials; expectations of expanding on-going clinical trials; availability and timing of data from clinical trials; the unpredictability of the duration and results of regulatory review; market acceptance for approved products and innovative therapeutic treatments; competition; the potential not to receive partnership milestone, profit sharing or royalty payments; the possible impairment of, inability to obtain and costs of obtaining intellectual property rights; and possible safety or efficacy concerns, general business, financial and accounting risks and litigation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. More information concerning us and such risks and uncertainties is available on our website and in our press releases and in our public filings with the U.S. Securities and Exchange Commission. We are providing this information as of its date and do not undertake any obligation to update or revise it, whether as a result of new information, future events or circumstances or otherwise. Additional information may be available in press releases or other public announcements and public filings made after the date of this presentation. This presentation concerns products that have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). No representation is made as to their safety or effectiveness for the purposes for which they are being investigated.

Leveraging Our Innovative Probody Platform to Build a Pipeline of Differentiated Cancer Therapies

Wholly Owned Programs

- Three clinical stage programs by year end
  - CX-072 (anti-PD-L1): Initial clinical data at ASCO
  - CX-2009 (CD166-directed PDC): Initial clinical data in 2H'18
  - CX-188 (anti-PD1): IND filing in 2H'18

Innovative Probody™ Platform

- Designed to enhance tumor targeting and create/widen therapeutic window
- Potential best-in-class immunotherapies against clinically-validated targets
- Potential first-in-class therapeutics against novel, difficult-to-drug targets

Maturing Partnerships

- Two clinical stage partnered programs
  - BMS-986249 (anti-CTLA-4): Phase 1/2 trial ongoing
  - CX-2029 (CD71-directed PDC co-developed with AbbVie): CytomX filed IND in April 2018

Well-Funded

- $361.5 million cash balance as of March 31, 2018
- Funding into 2020

CYTOMX THERAPEUTICS
PROBODY is a trademark of CytomX Therapeutics, Inc. All other brands and trademarks referenced herein are the property of their respective owners.
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Probody Therapeutics are Designed to be Activated in the Tumor Microenvironment ANTI-CANCER ANTIBODY LINKER MASKING PEPTIDE PROTEASES TUMOR TUMOR TUMOR

Deep and Differentiated Probody Pipeline with Initial Clinical Data Read Outs in 2018

PRODUCT CANDIDATE	LEAD OPTIMIZATION	IND-ENABLING	PHASE 1/2	COMMERCIAL RIGHTS
CX-072	PD-L1 Probody Immunotherapy			CytomX
CX-2009	CD166 Probody Drug Conjugate			CytomX
BMS-986249	CTLA-4 Probody Immunotherapy			Bristol-Myers Squibb
CX-2029	CD71 Probody Drug Conjugate		IND Filed April 2018	abbvie CytomX
CX-188	PD-1 Probody Immunotherapy		IND Anticipated in 2H'18	CytomX
T Cell Bispecific	EGFR-CD3 TCB			AMGEN CytomX
Additional PDCs, IO, Pb-TCBs				CytomX

Immunotherapies | Probody Drug Conjugates | T Cell Engaging Bispecifics | Multiple Programs

CytomX Therapeutics
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CX-072: PD-L1 Probody Therapeutic

Full Potential for Combination Immunotherapy is Limited by Immune-Related Toxicities DERMATITIS PNEUMONITIS HEPATITIS THROMBOEMBOLIC OCULAR TOXICITY HYPOPHYSITIS THYROIDITIS COLITIS, DIARRHEA NEUROPATHY 1. Larkin et al., NEJM, July 2015. Nivo + Ipi toxicity is synergistic Nivolumab Mono melanoma Ipilimumab Mono melanoma Nivo + Ipi Combo1 melanoma 3mg/kg every 2 weeks 3mg/kg every 3 weeks nivo 1mg/kg + ipi 3mg/kg every 3 weeks ORR 44% 19% 58% Treatment related Grade 3/4 AEs 16% 27% 55% Discontinued Drug 8% 15% 36%

CX-072 as a Potential Centerpiece of Combination Cancer Therapy CX-072 PD-L1 PROBODY THERAPEUTIC Checkpoint Inhibitors E.g. Yervoy® Probody Tx PDCs Pb-TCBs Other Cancer Immuno- therapies Kinase Inhibitors E.g. Zelboraf® ADCs Validated target Well-established efficacy & safety for class

Non-binding Control Antibody Parent PD-L1 Antibody CX-072 PD-L1 Probody Tx Tumor CX-072 Preclinical Proof of Concept Antitumor efficacy, improved safety, localization to tumor TUMOR GROWTH SAFETY Induction of Autoimmunity Similar Efficacy Tx Tx Autoimmunity Reduced Localizes to Tumor Prevents Binding in Periphery

PROCLAIM-072: Phase 1/2 CX-072 Assessment as Monotherapy and in Combination Inclusion: Unselected cancer types Dose: 0.3 – 30 mg/kg + IPI (3 and 10 mg/kg) A1: DOSE ESCALATION Inclusion: PD naïve, unselected cancer types Dose: 0.03 – 30 mg/kg A2: MANDATORY BIOPSY D: EXPANSION COHORT Inclusion: Selected for PD-L1 positivity Dose: 0.3 – 10 mg/kg Inclusion: PD sensitive cancer Dose: TBA B: IPILIMUMAB COMBO C: VEMURAFENIB COMBO Inclusion: V600E BRAF mutated melanoma, PD-naïve Dose: 1 – 30 mg/kg + 960 mg VEM 2017 2018 Enrollment completed Enrollment ongoing Initial Clinical Data at ASCO 2018

CX-072 Clinical Data Presentation
2018 ASCO Annual Meeting

Manageable Safety Profile and Initial Signs of Antitumor Activity Seen in Monotherapy

Abstract 3071 [Poster 285]

Preliminary Results of the First-In-Human, Dose-Finding PROCLAIM-072 Trial of the PD-L1 Probody Therapeutic CX-072 as Monotherapy in Patients with Advanced Solid Tumors

- Presenter: Karen A. Autio, M.D., MSc., Memorial Sloan Kettering Cancer Center
- Session: Developmental Therapeutics - Immunotherapy
- Date/Time: Monday, June 4, 8:00 – 11:30 a.m.
- Location: Hall A

- Enrollment: Patients with advanced, heavily pretreated solid tumors including PD-1, PD-L1, and CTLA-4 inhibitor naive, with immunotherapy unavailable as a standard of care for their disease.
- Dose Escalation Complete, 22 Enrolled, 17 Evaluable Patients: Average 6 prior anticancer treatments

Safety (N=17) *
MTD Not Reached
1 DLT
12% Grade 3/4 TRAE

Efficacy (N=17) *
2 PR (12%) (Thymoma, PD-L1 Negative TNBC)
11 SD (65%)
4 PD (24%)
41% (7/17) Decrease in Target Lesions from Baseline (per RECIST v1.1)
63% (5/8) Decrease in Target Lesions from Baseline at ≥ 3mg/kg

CytomX Therapeutics

* Data presentations at ASCO will reflect a data cutoff approximately five months later than the abstract submission data cutoff, and therefore, will include longer-term follow up.

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CX-072 remains masked and stable systemically Reduction of Tumor Burden Patient Profile 39 years old, PD-L1 negative, TMB low, Microsatellite Stable Initial CX-072 Clinical Data: Activity in a Triple Negative Breast Cancer Patient Three prior lines of therapy Post mastectomy and left reconstruction with radiotherapy Treatment History Baseline Partial Response

CX-072 Clinical Data Presentation 2018 ASCO Annual Meeting Abstract 3072 [Poster 286] Preliminary Interim Results of the First-In-Human, Dose-Finding PROCLAIM-072 Trial of the PD-L1 Probody Therapeutic CX-072 in Combination with Ipilimumab in Patients with Advanced Solid Tumors Presenter:Rachel E. Sanborn, M.D., Earle A. Chiles Research Institute, Providence Cancer Center Session: Developmental Therapeutics - Immunotherapy Date/Time:Monday, June 4, 8:00 – 11:30 a.m. Location:Hall A _______________________ Enrollment: Patients who are PD-1, PD-L1, and CTLA-4 inhibitor naïve Dose Escalation Complete, 9 Enrolled, 4 Evaluable: Average 4 prior anticancer treatments Safety (N=9) ** MTD Not Reached 1 DLT 22% Grade 3 TRAE Efficacy (N=4) ** 1 PR (Anal SCC, MSS, Intermediate TMB) 56% Target Lesion Reduction (December 4, 2017) ** Data presentations at ASCO will reflect a data cutoff approximately five months later than the abstract submission data cutoff, and therefore, will include longer-term follow up and data from additional patients. Manageable Safety Profile and Initial Signs of Antitumor Activity in Ipilimumab Combination

PROCLAIM-072: Phase 1/2 CX-072 Assessment as Monotherapy and in Combination Inclusion: Unselected cancer types Dose: 0.3 – 30 mg/kg + IPI (3 and 10 mg/kg) A1: DOSE ESCALATION Inclusion: PD naïve, unselected cancer types Dose: 0.03 – 30 mg/kg A2: MANDATORY BIOPSY D: EXPANSION COHORT Inclusion: Selected for PD-L1 positivity Dose: 0.3 – 10 mg/kg Inclusion: PD sensitive cancer Dose: TBA B: IPILIMUMAB COMBO C: VEMURAFENIB COMBO Inclusion: V600E BRAF mutated melanoma, PD-naïve Dose: 1 – 30 mg/kg + 960 mg VEM 2017 2018 Enrollment completed Enrollment ongoing 2019 Update 2H’18 Update 2019 Update

CX-2009: CD166-Directed Probody Drug Conjugate

Her2 Probody Technology Enables Selection of Better Antibody Drug Conjugate Targets PDC Targets May Have More Attractive Attributes: CD166 CD71 Her2 CD30 Mesothelin Folate Receptor CD166 PDC Targets ADC Targets ADC Targets are Limited Based on Healthy Tissue Expression: More patients More indications Source: Human Protein Atlas CD166 Higher Expression Uniform Expression

CX-2009: A Probody Drug Conjugate Targeting CD166 Preclinical Proof of Concept CX2009 CD166 Antibody DM4 Payload V1 V2 C1 C2 C3 Cancer Cell Substrate Linker Mask Protease GLP Toxicity Study Results: Dosed up to 15 mg/kg in cynos Observed toxicity consistent with typical DM4 payload toxicity

2017 2018 PROCLAIM-CX-2009: CD166-Directed PDC Phase 1/2 Clinical Trial Design Breast cancer Castration-resistant prostate cancer Cholangiocarcinoma Endometrial cancer Head and neck cancer Non-small cell lung cancer Ovarian cancer Lung cancer Breast cancer Ovarian cancer Seven CD166+ tumor types in monotherapy dose escalation arm: Initial Clinical Data Expected 2H 2018 A: DOSE ESCALATION Inclusion: 7 cancer types Dose: CX-2009 (starting dose: 0.25 mg/kg) A2: BIOPSY REQUIRED B: COHORT EXPANSION(S) Inclusion: CD166+++ Dose: TBA Inclusion: One or more of 7 cancer types Dose: TBA Enrollment ongoing Enrollment initiation in 2018

Partnered Programs

Alliances Have Brought Significant Capital into CytomX and Broadened Our Pipeline of Probody Therapeutics 10 oncology, 2 non-oncology targets CTLA-4 Probody Tx in Ph. 1 $287 million earned to date $4.8 billion in potential milestones, tiered royalties up to low-double digits EGFR-TCB + 3 additional targets Co-development, profit split on EGFR-TCB $1.4B aggregated in potential development, regulatory & commercial milestones $60M earned to date CytomX receives rights to one Amgen preclinical TCB CD71 (CX-2029) + 2 additional targets Co-development, co-commercialization, and profit split on CX-2029 IND on CX-2029 filed in April 2018 $45 million earned to date Up to $1B in potential milestones ~$400 million to date from pharma partnering Two partnered assets in the clinic in 2018

CD71 is a High Potential Target for a Probody Drug Conjugate Ubiquitously expressed on dividing, normal and malignant cells Mediates iron uptake required for cell division Professional internalizing protein: often used as a positive control in ADC experiments Expression in normal dividing cells prohibits development of a traditional ADC J. Cancer Ther. (2012)

Probody Platform Has the Potential to Enable CD71 as a Drug Conjugate Target PDC regresses tumors after a single dose in mice PDC has efficacy across almost all preclinical models Models tested 42 Regression or stasis 30 (71%) Growth inhibition 10 (24%) No response 2 (5%) In non-human primates, PDC opens therapeutic window where none previously existed Partnered with AbbVie: Co-development rights and profit split IND filed by CytomX in April 2018

2018 2019 CX-2029: CD71-Directed PDC Phase 1 Clinical Trial Design A: DOSE ESCALATION Inclusion: Solid Tumors Dose: TBA C: COHORT EXPANSION(S) B: BIOPSIES REQUIRED Initiation in 3Q 2018 CytomX and AbbVie are co-developing a PDC against CD71, with CytomX leading pre-clinical and early clinical development

BMS Collaboration CTLA-4 Program: Ipilimumab (Yervoy®) Probody Program Advancing Ipilimumab 7/10 Tumor Free Ipilimumab Pb-Tx 6/10 Tumor Free Similar Efficacy in Mice HNSTD* in cynos 10 mg/kg ipilimumab 50 mg/kg ipilimumab Pb-Tx * Highest non-severely toxic dose Improved Safety Clinical Study Ongoing

PROCLAIM-CX-072 Updates (Parts A, A2 and B): 2H’18 Updates (Parts C and D): 2019 PROCLAIM-CX-2009 Update (Part A): 2H’18 Update (Part A2): 1H’19 BMS-986249 BMS Responsible for Data Disclosures CX-2029 Clinical Trial Initiation: 3Q 2018 CX-188 IND Filing in 2H’18 Continued Strong Execution Across Platform and Pipeline Recent Highlights and Upcoming Milestones 2017 / 1H’ 2018 Highlights PROCLAIM-CX-072 Completed monotherapy dose escalation enrollment (Part A1) All combinations arms recruiting First monotherapy cohort expansion recruiting PROCLAIM-CX-2009 Monotherapy dose escalation recruiting PARTNERSHIPS BMS BMS 986249 Clinical trial initiation Alliance expansion: $200M upfront AbbVie CytomX Filed CX-2029 IND Amgen Co-development deal for T cell engaging Probody bispecifics: $40M cash, $20M equity purchase 2H’ 2018 / 2019 Upcoming Milestones

Thank you